Summary Prospectus Supplement dated June 10, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Asia Pacific Growth Fund
Effective August 31, 2011, the following information replaces the table in its entirety appearing under the heading “MANAGEMENT OF THE FUND” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Shuxin Cao	Portfolio Manager (lead)	1999
Brent Bates	Portfolio Manager	2011
Mark Jason	Portfolio Manager	2007”